UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 20, 2007

                    Hydrogen Hybrid Technologies, Inc.
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               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242              45-0487463
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 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

      1845 Sandstone Manor Unit #11, Pickering, ON  L1W3X9  Canada
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                (Address of principal executive offices)

                              (905) 697-4880
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                       (Issuer's telephone number)

                             Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

Hydrogen Hybrid Technologies, Inc., the Registrant changed its year-end to September 30 from December 31. The change has been reflected in the Registrant's second quarter Form 10-QSB. The change was necessary since Hydrogen Hybrid Technologies merged with Eaton Laboratories on March 30, 2007, and Hydrogen Hybrid Technologies financials were based on a September 30 year-end. (See Current Report on Form 8-K, dated March 30, 2007, filed with the Commission on April 4, 2007.)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Hydrogen Hybrid Technologies, Inc.
                              ----------------------------------
                                        Registrant

                                By: /s/ Ira Lyons
                                --------------------------------
                                 Name:  Ira Lyons
                                 Title: President/Director

Dated:  August 20, 2007
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